SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SMG Indium Resources Ltd.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

212-984-0635

September 21, 2012

To the Stockholders of SMG Indium Resources Ltd.:

SMG Indium Resources Ltd. (the “Company“) is pleased to send you the enclosed notice of the 2012 Annual Meeting of Stockholders of the Company (the “Meeting“) to be held at 11:30 a.m. on Monday, November 5, 2012 at Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York 10017.

The items of business for the Meeting are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement. The Proxy Statement is first being mailed to stockholders of the Company on or about October 2, 2012.

Your vote is important — please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

If you have any questions regarding this material, please do not hesitate to call me at (212) 984-0635.

Sincerely yours,

Alan C. Benjamin
Chief Executive Officer
SMG Indium Resources Ltd.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE OR VOTE ONLINE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Monday, November 5, 2012

The 2012 Annual Meeting of Stockholders (the “Meeting“) of SMG Indium Resources Ltd. (the “Company“) will be held at 11:30 a.m. on Monday, November 5, 2012, at Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York 10017, for the following purposes:

1.	To elect Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson as Class I Directors to serve for a two-year term that expires at the 2014 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal 2);

3.	To approve the adoption of an amendment to the Company’s Certificate of Incorporation to decrease the authorized common stock, par value $0.001 per share, from 40,000,000 shares to 25,000,000 shares (Proposal 3); and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. Even if you have previously submitted a proxy card, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the Meeting. If you hold your shares through a brokerage firm, you may cast your vote by following the instructions on your proxy card. If you are a registered stockholder, you may vote your shares by returning your proxy in the postage-paid envelope provided. You may also have access to the materials for the Meeting by visiting the website www.smg-indium.com.

The Board of Directors unanimously recommends a vote “for” the nominees for Class I Directors and each of the other proposals to be submitted at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Alan C. Benjamin
Chief Executive Officer
New York, New York

October 2, 2012

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TABLE OF CONTENTS [REVISE PER FINAL]

Page Number

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS		2
INTRODUCTION		6
2012 Annual Meeting of Stockholders		6
Record Date; Mailing Date		6
Proposals to be Submitted at the Meeting		6
Principal Offices		6
Information Concerning Solicitation and Voting		7
Expenses		7
Revocability of proxies		7
PROPOSAL 1	ELECTION OF CLASS I DIRECTORS	8
Introduction		8
Directors and Executive Officers		8
Board Compensation		12
Director Independence		12
Meetings of the Board of Directors		12
Board Committees		12
Section 16(a) Beneficial Ownership Reporting Compliance		15
Corporate Code of Conduct and Ethics		15
Summary Compensation Table		16
Director Compensation		18
Executive Officers Outstanding Equity Awards at 2011 Year End		20
Equity Compensation Plans		22
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR 2012		25
PROPOSAL 3 APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 40,000,000 SHARES TO 25,000,000 SHARES.		26
OTHER INFORMATION		28
Proxy Solicitation		28
Proxies		28
Other Business		28
Beneficial Ownership of Principal Stockholders, Officers and Directors		28
Certain Relationships and Related Transactions		30
Deadline for Submission of Stockholder Proposals for 2013 Annual Meeting of Stockholders		34
Stockholder Communications		34
Additional Information		34

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SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

212-984-0635

__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF STOCKHOLDERS

to be held on Monday, November 5, 2012, 11:30 a.m.

Ellenoff Grossman & Schole LLP

150 East 42nd Street

New York, New York 10017

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at our 2012 Annual Meeting of the Stockholders, which will take place on Monday, November 5, 2012 at 11:30 a.m. local time at Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York 10017.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about October 2, 2012, to all stockholders of record entitled to vote at the Meeting.

In this Proxy Statement, we refer to SMG Indium Resources Ltd. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $.001 per share (“Common Stock“), on September 18, 2012 (the “Record Date“) may attend and vote at the Meeting. Each share is entitled to one vote. There were 8,832,301 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 28 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Ailon Z. Grushkin, our President, and/or Richard Biele, our Secretary and Chief Operating Officer, as your representative at the Meeting. By completing and returning the proxy card as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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What am I voting on?

You are being asked to vote on: (i) the election of our Class I Directors, Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson to terms of two (2) years, (ii) the ratification of the appointment of KPMG LLP, our independent registered public accounting firm for the year ending December 31, 2012, and (iii) the adoption of an amendment to the Company’s Certificate of Incorporation to decrease the authorized Common Stock from 40,000,000 shares to 25,000,000. We may also transact such other business that properly comes before the Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “FOR” all nominees as Class I Directors and all other proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

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•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for, Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson as nominees for the three (3) Class I Directors of our Board of Directors;

•	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012;

•	to approve the adoption of an amendment to the Company’s Certificate of Incorporation to decrease the authorized Common Stock from 40,000,000 to 25,000,000; and

•	according to the best judgment of either Mr. Grushkin or Mr. Biele, if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

How many votes are required to elect Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson as a Class I Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson as a Class I Directors.

How many votes are required to ratify the appointment of Company’s independent registered public accounting firm.

The affirmative vote of a majority of the votes cast at the meeting of the stockholders for this proposal by the holders of shares of Common Stock entitled to vote are required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012.

How many votes are required to amend the Company’s certificate of incorporation to decrease the authorized Common Stock from 40,000,000 to 25,000,000?

The affirmative vote of a majority of the holders of the Company is required for approval of the amendment to the Company’s certificate of incorporation.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the nominees for Class I Directors and all other proposals being placed before our stockholders at the Meeting.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Secretary and Chief Operating Officer, Mr. Richard Biele, at (212) 984-0635 or by sending a letter to Mr. Biele at offices of the Company at 100 Park Avenue, 16th Floor, New York, New York 10017, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

212-984-0635

PROXY STATEMENT

INTRODUCTION

2012 Annual Meeting of Stockholders

This Proxy Statement is being furnished to holders of shares of common stock, $.001 par value (the “Common Stock”) of SMG Indium Resources Ltd., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2012 Annual Meeting of Stockholders of the Company (the “Meeting”). The Meeting is to be held at 11:30 a.m. on Monday, November 5, 2012 at Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York 10017 and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board has fixed the close of business on September 18, 2012 (the “Record Date“) as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The Proxy Statement is first being mailed to stockholders of the Company on or about October 2, 2012.

Proposals to be Submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.	To elect Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson as Class I Directors to serve for a two-year term that expires at the 2014 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 (Proposal 2);

3.	To approve the adoption of an amendment to the Company’s Certificate of Incorporation to decrease the authorized Common Stock from 40,000,000 to 25,000,000 (Proposal 3); and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

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Principal Offices

The principal executive offices of the Company are located at 100 Park Avenue, 16th Floor, New York, New York 10017. The Company’s telephone number at such address is (212) 984-0635.

Information Concerning Solicitation and Voting

As of the Record Date, there were 8,832,301 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the Meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained. To be elected, the nominees named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

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PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

Introduction

The Board currently consists of two classes of directors, as follows:

Director(s)	Class	Term Expires
Mark Stephen Neuhof	Class I	Nominee in 2012 for term ending 2014
Fred Arena	Class I	Nominee in 2012 for term ending 2014
Patrick James (P.J.) Richardson	Class I	Nominee in 2012 for term ending 2014
Ailon Z. Grushkin	Class II	2013
Richard A. Biele	Class II	2013
Alan C. Benjamin	Class II	2013
William C. Martin	Class II	2013

At the Meeting, stockholders will be asked to elect each of Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson as Class I Directors, each to hold office until the 2014 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

The Board has nominated each of Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson who each currently serve as a director, to stand for reelection as Class I Directors at the Meeting. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson.

We have been advised by each of Mark Neuhof, Fred Arena and Patrick James (P.J.) Richardson that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Directors and Executive Officers

Listed below are the names of the directors, executive officers and significant employees of the Company, their ages as of the Record Date and positions held:

Name	Age	Position

Alan Benjamin	51	Chairman of the Board, Chief Executive Officer
Ailon Z. Grushkin	40	President, Director
Richard A. Biele	43	Chief Operating Officer, Secretary, Director
Mary E. Paetzold	63	Chief Financial Officer
P.J. (Patrick James) Richardson	65	Director
Fred Arena	57	Director
Mark Stephen Neuhof	59	Director
William C. Martin	35	Director

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There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Executive Officers and Directors

Alan C. Benjamin has been a Class II Director, our chairman of the Board and chief executive officer since inception and a member of our Manager. From 2009 to 2011, Mr. Benjamin was also a principal at MD SolarSciences, a primary skin cancer prevention company founded by Dr. Robert Friedman, a world-renown expert in melanomas and other skin cancers. From 2003 to 2009, Mr. Benjamin owned and operated SMA Development Associates, LLC, a Connecticut based real estate investment company. Prior to this, he spent thirteen years at American International Group (“AIG”) where he last served as Senior Vice President in charge of AIG’s global base metals businesses. Mr. Benjamin began his career at Drexel Burnham Lambert in 1983, where he started as a broker in their commodity’s department and by 1988 he was managing the Asian operations of the firm’s bullion trading activities. Drexel’s commodity trading group moved to AIG in 1990 where Mr. Benjamin founded and managed their metals and foreign exchange trading operations in Asia. From 2005 to 2009, Mr. Benjamin was also a Managing Member of Heritage Building Group, a contractor in the luxury residential market in Fairfield County, Connecticut. Mr. Benjamin is qualified to serve on our board of directors because of his extensive experience trading physical metals. He is a graduate of the University of Michigan with a Bachelor of Arts in history.

Ailon Z. Grushkin has been our president and Class II Director since inception and a member of our Manager. He is currently the Managing Member of the General Partner of the Nano-Cap New Millennium Growth Fund LP., a micro-cap focused hedge fund he founded in January 2000. He is also currently the Managing Member of the AZG Tangible Assets Fund LLC, a commodities based hedge fund he launched in January 2004. From 1996 to 2011, Mr. Grushkin was also the General Partner of the Nano-Cap Hyper Growth Partnership L.P., a hedge fund he founded in 1996. From 1990 to 1996, Mr. Grushkin worked or interned at Merrill Lynch Futures Investment Partners (‘‘MLFIP’’), Thompson McKinnon Securities, Prudential Securities and Sumitomo Bank Ltd. At these firms, he held various positions including assistant commodity trader, commodity trading advisor analyst and assistant derivatives trader. Mr. Grushkin is qualified to serve on our board of directors because of his experience purchasing and taking delivery of minor physical metals for his own personal investment as well as his experience managing the AZG Tangible Assets Fund LLC, a fund dedicated to investing in commodities and equities linked to commodities. Mr. Grushkin is a graduate of the John M. Olin School of Business at Washington University in St. Louis with a Bachelor’s of Science in Business Administration.

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Richard A. Biele has been our chief operating officer, secretary and a Class II Director since inception and, through Brack Advisors LLC, is a member of our Manager. Since 2005, Mr. Biele has been a Principal of Princeton Financial Partners, which owns and operates the Newtown, Pennsylvania branch of Andrew Garrett Inc., a full service boutique Broker Dealer based in New York, New York. The branch services both retail and institutional investors. In addition to being a Registered Representative in the branch, Mr. Biele has brought in investment banking clients and assists with the non-daily management of the branch. From 2005 to 2007, Princeton Financial Partners, operated as an affiliate of S.W. Bach & Company, a FINRA regulated securities firm, from 2005 to 2007. While at the firm, Mr. Biele continued to manage his brokerage business and began trading commodities for his personal account. From August 2001 through November 2005, Mr. Biele worked as a registered representative at Kirlin Securities. From January 1998 through August 2001, Mr. Biele worked at Princeton Securities where he established investment banking relationships with other broker dealers and managed his existing clientele’s assets. Mr. Biele has had seventeen years of experience in brokerage, investment banking and mergers and acquisitions. Mr. Biele is qualified to serve on our board of directors because of his extensive experience in brokerage, investment banking and mergers and acquisitions. Mr. Biele has a Bachelor’s of Science in Economics from Old Dominion University.

Mary E. Paetzold has been our chief financial officer since July 2011. Ms. Paetzold is a Certified Public Accountant with over 35 years of experience with the audit, accounting, internal control and finance functions of public and private companies. From 2002 to the present, Ms. Paetzold has served as a director, chairman of the audit committee, and member of the compensation, nominating and governance committees, respectively, for Immunomedics, Inc., a publicly traded biotechnology company. From 2003 to 2011, she served as a director and chairman of the audit committee of Orthovita Inc., a publicly traded orthobiologics and biosurgery company that was acquired by Stryker Corporation in June 2011. From January 2008 to December 2008, she was an adjunct professor at the Cameron School of Business at the University of North Carolina at Wilmington. From 1994 through February 2000, she served as Vice President, Chief Financial Officer and Director (1996-1997) of Ecogen Inc, a publicly traded agricultural biotechnology company. From 1973 to 1994, Ms. Paetzold practiced with KPMG Peat Marwick, LLP, predecessor to KPMG LLP, serving as an audit partner from 1984 to 1994. Ms. Paetzold's extensive experience serving as a Certified Public Accountant, audit partner, Chief Financial Officer and the chairman of various audit committees for publicly traded companies qualifies her to serve as the Company's Chief Financial Officer. Ms. Paetzold has a Bachelor of Arts in Mathematics from Montclair State University and received her certification from the New Jersey Board of Accountancy in 1977. She is a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

William C. Martin has been a Class II Director of our company since January 2010 and through RCM Indium, LLC is a member of our Manager. RCM Indium, LLC’s members are Raging Capital Management, LLC, Raging Capital Fund, LP and Raging Capital Fund (QP), LP. Mr. Martin is currently the Chairman and Chief Investment Officer of Raging Capital Management, LLC, a private investment partnership based in Princeton, New Jersey that was founded in 2006. As an entrepreneur, Mr. Martin has co-founded a number of financial information and media companies, including Raging Bull in 1997, Indie Research in 2002 and InsiderScore.com in 2004. Mr. Martin has invested in and/or advised a number of Internet and institutional financial services companies, including CallStreet, acquired by Factset Research Systems, Inc. (NYSE:FDS), ByteTaxi (dba: FolderShare), acquired by Microsoft, Inc. (NASDAQ: MSFT), Gerson Lehrman Group, Majestic Research, acquired by Investment Technology Group (NYSE:ITG), and Lux Research. Mr. Martin has also served on two public company boards, including, from 2000 to 2009, Bankrate, Inc., which was acquired by Apax Partners in 2009, and, from 2009 to 2010, Salary.com, Inc., which was acquired by Kenexa (NASDAQ: KNXA) in 2010. Mr. Martin is qualified to serve on our board of directors because of his extensive experience founding start-up companies as well as his previous and current history serving on the board of directors of publicly trading companies.

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Independent Non-Employee Directors

Mark Stephen Neuhof has been a Class I Director of our company since April 2008. Mr. Neuhof has over 30 years of experience in the fields of metals trading and derivatives. Mr. Neuhof is currently a Senior Manager at Sumitomo Corporation Global Commodities Limited and is responsible for developing their base and precious metals business in the United States. Mr. Neuhof has been involved with Sumitomo Corporation since 2005, initially as a consultant advising them on their metals business worldwide and aiding them in developing various new opportunities. Since 2005, Mr. Neuhof has been a principal of JEMM Development Group which invests in and develops properties in New York and Connecticut. Prior to his affiliation with Sumitomo, Mr. Neuhof was employed by AIG Financial Products from 1990 to 2005 as a Managing Director in both their Wilton Connecticut and London offices. Mr. Neuhof had overall responsibility for their precious and base metals business including profit and loss, risk management as well as maintaining and developing client relationships. Prior to that, he was affiliated with Drexel Burnham Lambert from 1986 to 1990 (and was Vice President from 1989 to 1990) and held various other positions in the currency and metals trading fields. Mr. Neuhof is qualified to serve on our board of directors because of his extensive experience trading physical metals. Mr. Neuhof is a graduate of Queens College and Saint John’s University where he earned his Masters of Business Administration.

P.J. (Patrick James) Richardson has been a Class I Director of our company since January 2008. Mr. Richardson is currently Chairman of the EXTOL Group, Inc., a private investment group, specializing in diagnostic technology for the Homeland Security Industry since 2005. Previously, he served as President and Chief Executive Officer of The Reeves Group, (TRG) Inc., a company he founded in 1990 and divested in January 2005. TRG was the technology leader for products used in the consequence management of WMD events of a Chemical/Biological nature. Prior to the formation of TRG, Mr. Richardson served as President & Chief Executive Officer of Racal Health & Safety, a subsidiary of Racal Electronics PLC, from 1986 to 1990 and was responsible for all North American activities for Racal Health & Safety Group, PLC, a world leader in the manufacture and distribution of respiratory protection and other personal protective equipment. Prior to joining Racal, Mr. Richardson served as Director of Sales & Marketing for American Optical Corporation, Safety Products Division, from 1983 to 1984. From 1969 to 1980, he held a series of senior level positions with the Johnson & Johnson organization. Mr. Richardson currently serves on the board of directors of Trailerlogic, LLC and the Board of Advisors of Evergreen Capital LLC. Mr. Richardson is qualified to serve on our Board of Directors because of his extensive experience founding, growing and managing start-up businesses since 1990. Mr. Richardson received his Bachelor of Business Administration from St. Michael’s College and has co-authored two books for Thomas Nelson Publishers.

Fred Arena has been a Class I Director of our company since January 2008. Mr. Arena is currently the Managing Partner and Chief Operating Officer of Vision Equities LLC, an east coast commercial real estate owner and developer. In his career, he has developed or overseen the asset management of over 80 million square feet of office space. In May 2006, Mr. Arena was brought in by the board of directors of American Financial Realty Trust to create an asset and management division and to help market it for sale, which was consummated in April 2008. From 1999 to 2006, Mr. Arena served as Regional Managing Director of Commercial Real Estate for one of the Goldman Sachs Whitehall Companies. From 1993 through 1999, Mr. Arena was Senior Vice President of Asset Management and General Manager for one of the most prestigious privately owned real estate companies in the northeast. Mr. Arena began his career with Hartz Mountain Industries in the 1980s managing a 10 million square foot commercial office portfolio. Mr. Arena serves on the board of directors of the Building Owners & Managers Association (BOMA) New Jersey and is a member of its Executive Board. He is also a member of the National Association of Industrial & Office Properties (NAIOP). Mr. Arena is qualified to serve on our board of directors because of his extensive experience managing a portfolio of over ten million square feet of warehouse buildings in the northeast as well as founding an asset management company that oversaw the management of warehouses. Mr. Arena received his Bachelor of Science in Business Administration and Management from Rutgers University.

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Board of Directors

Board Composition

Our certificate of incorporation, as amended, and bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors. We currently have seven directors that are divided into two classes with staggered two-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the second annual meeting following the election. The term of office of the first class of directors, Class I, consisting of Mark Stephen Neuhof, Fred Arena and Patrick James (P.J.) Richardson will expire at our first annual meeting of stockholders in 2012. The term of office of the second class of directors, Class II, consisting of Alan Benjamin, Richard Biele, Ailon Z. Grushkin and William C. Martin, will expire at the annual meeting of stockholders in 2013.

Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of one-half of the directors.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, the Board has determined that the following directors are ‘‘independent directors’’ as defined by Rule 10A-3 promulgated under the Exchange Act: Messrs. Richardson, Neuhof and Arena.

Meetings of the Board of Directors

In 2011, the Board met two times, once telephonically. Each director attended at least 75% of the total number of meetings of the Board and all committees of the Board on which such director served. Directors are encouraged, but are not required, to attend our annual meeting of stockholders.

Board Committees

Our Board currently has three standing committees: Audit Committee, Nominating and Governance Committee, and a Compensation Committee, each of which is described below. All standing committees operate under a charter that has been approved by the Board. Copies of the charters of the Audit Committee, Compensation Committee and the Nominating and Governance Committee can be found on our Internet site www.smg-indium.com.

Audit Committee. Our Audit Committee is composed of Fred Arena (Chairman), Mark Stephen Neuhof and P.J. Richardson. All members of our audit committee are independent as defined in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met six times during 2011. Each committee member was present for at least 75% of the Audit Committee meetings held during such director’s tenure as a member of the Audit Committee. Our Audit Committee and Board, respectively, each held a meeting on March 6, 2012, whereby each of the Audit Committee and the Board approved and adopted an Amended and Restated Audit Committee Charter, a copy of which is filed as an exhibit to the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2012. Our Audit Committee oversees our corporate accounting, financial reporting practices and the annual audit and quarterly reviews of the financial statements. For this purpose the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee’s primary functions are:

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•	assist the Board in monitoring the integrity of our financial statements;

•	appoint and retain the independent registered public accounting firm to conduct the annual audit and quarterly reviews of our books and records and review the firm’s independence;

•	review the proposed scope and results of the audit and discuss required communications in connection with the audit;

•	review and pre-approve the independent registered public accounting firm’s audit and non-audit services rendered;

•	review accounting and financial controls with the independent registered public accounting firm and our financial and accounting staff;

•	meet regularly with the independent registered public accounting firm without management present;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	review, pass on the fairness of, and approve “related-party transactions” as required by and in conformance with the rules and regulations of Nasdaq or the SEC;

•	establish procedures for the identification of management of potential conflicts of interest, and must review and approve any transactions where such potential conflicts have been identified; and

•	prepare the report of the audit committee that SEC rules require to be included in our annual meeting proxy statement.

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Compensation Committee. Our Compensation Committee is composed of Mr. Patrick James (P.J.) Richardson (Chairman), Mr. Fred Arena and Mr. Mark Stephen Neuhof. All are members are independent under the NASDAQ Stock Market rules. The Compensation Committee met one time during 2011. Our Compensation Committee and Board, respectively, each held a meeting on March 6, 2012, whereby each of the Compensation Committee and the Board approved and adopted an Amended and Restated Compensation Committee Charter, a copy of which is filed as an exhibit to the Annual Report. Our Compensation Committee’s primary functions are:

•	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	approve and oversee reimbursement policies for directors, executive officers and key employees;

•	administer our stock incentive plan;

•	review and discuss the compensation discussion and analysis prepared by management to be included in our annual report, proxy statement or any other applicable filings as required by the SEC; and

•	prepare the report of the compensation committee that SEC rules require to be included in our annual meeting proxy statement.

Nominating and Governance Committee. Our Nominating and Governance Committee is composed of Messrs. Patrick James (P.J.) Richardson (Chairman), Mark Stephen Neuhof and Fred Arena. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board for consideration. The Nominating and Corporate Governance Committee met one time in 2011 and has a charter which is reviewed annually. All members of the Nominating and Corporate Governance Committee are independent directors as defined by the rules of the NASDAQ Stock Market. Our Nominating and Corporate Governance Committee and Board, respectively, each held a meeting on March 6, 2012, whereby each of the Nominating and Corporate Governance Committee and the Board approved and adopted an Amended and Restated Nominating Committee Charter, a copy of which is filed as an exhibit to the Annual Report. The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders. To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o Richard Biele, SMG Indium Resources Ltd., 100 Park Avenue, 16th Floor, New York, New York 10017. The Nominating and Corporate Governance Committee has established nomination criteria by which board candidates are to be evaluated. The Nominating and Corporate Governance Committee will assess all director nominees using the same criteria. During 2011, we did not pay any fees to any third parties to assist in the identification of nominees. During 2011, we did not receive any director nominee suggestions from stockholders.

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Our Nominating and Governance Committee’s primary functions are:

•	identify the appropriate size, functioning and needs of and nominate members of the board of directors;

•	develop and recommend to the board of directors a set of corporate governance principles applicable to our company and review at least annually our code of conduct and ethics;

•	review and maintain oversight of matters relating to the independence of our board and committee member, in light of the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of the NASDAQ Stock Market; and

•	oversee the evaluation of the board of directors and management.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our Common Stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our Common Stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2011, all Forms 3, 4 and 5 were filed with the SEC by such reporting persons.

Corporate Code of Conduct and Ethics

We have adopted a corporate Code of Conduct and Ethics. The text of our Code of Conduct and Ethics, which applies to our officers and each member of our Board, is posted in the “Corporate Governance” section of our website, www.smg-indium.com. Our Board held a meeting on March 6, 2012, whereby each of the Board approved and adopted an Amended and Restated Code of Conduct and Ethics, a copy of which is filed as an exhibit to the Annual Report. We intend to satisfy 5.05 of Form 8-K regarding any amendments to, or waiver from, a provision of our Code of Conduct and Ethics by posting such information on our website, www.smg-indium.com. A copy of our Code of Conduct and Ethics is also available in print, free of charge, upon written request to 100 Park Avenue, 16th Floor, New York, New York 10017, Attn: Richard Biele.

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Summary Compensation Table

The table below summarizes the compensation paid by the Company to the CEO and other named executive officers for the fiscal years ended December 31, 2011 and 2010:

Name and principal position	Year	Salary ($) (3) (2)	Bonus ($)	Stock awards($)(1)	Option award($) (1)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($) (2)	Total ($)
Specialty Metals	2011	0	100,000	101,420	97,650	0	0	393,201	692,271
Group Advisors,
LLC (Manager) (2)	2010	0	0	0	0	0	0	0	0

Alan C. Benjamin	2011	0	15,000	13,830	32,550	0	0	130,384	191,764
Chief Executive
Officer (principal	2010	0	0	0	0	0	0	0	0
financial officer) (2)

Richard T. Morena	2011	15,000	0	47,200	59,400	0	0	0	121,600
Chief Financial
Officer (principal	2010	0	0	0	0	0	0	0	0
financial and
accounting officer)(3)

Mary E. Paetzold	2011	25,000	0	0	4,025	0	0	0	29,025
Chief Financial
Officer (principal	2010	0	0	0	0	0	0	0	0
financial and
accounting officer)(4)

Ailon Z. Grushkin	2011	0	45,500	46,100	32,550	0	0	130,384	254,534
President (2)	2010	0	0	0	0	0	0	0	0

Richard A. Biele	2011	0	39,500	41,490	32,550	0	0	105,383	218,923
Chief Operating
Officer (2)	2010	0	0	0	0	0	0	0	0

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(1)	Shares awards are valued at the fair value at the grant date. Stock options are valued at a fair value in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718. For information regarding assumptions underlying the determination of grant date fair value of share and option awards in accordance with FASB ASC Topic 718, see note 3 of notes to financial statements included herein.

(2)	Upon the successful completion of the IPO, Specialty Metals Group Advisors LLC was granted 155,000 stock options that are exercisable at $4.50 per share, vest immediately upon the closing of the IPO and expire on November 23, 2014. In June 2011, the Company awarded a bonus of $0.1 million and 22,000 fully-vested restricted shares of Common Stock to Specialty Metals Group Advisors LLC resulting in non-cash compensation expense of approximately $0.1 million recorded during the year ended December 31, 2011 based on the fair value at the time of the awards of $4.61 per share. The fair value was determined based on the NMV on the date of issue since the Company’s Common Stock was not trading separate from the units issued in the IPO. Alan C. Benjamin, Ailon Z. Grushkin, BRACK Advisors LLC, a New Jersey limited liability company controlled by Richard A. Biele, and RCM Indium LLC each own 25.00% of the Manager. However, RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Management, LLC, whose sole member is William C. Martin, does not have any ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC. Alan C. Benjamin, Ailon Z. Grushkin and Richard A. Biele, through BRACK Advisors LLC each have beneficial ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC, as indicated above.

(3)	Upon the closing of the Company’s IPO, Mr. Morena was awarded 10,000 fully vested common shares and fully vested stock options to purchase 50,000 and 30,000 shares of the Company’s Common Stock at exercise prices equal to $7.50 and $4.50 per share of Common Stock, respectively, exercisable through May 2016. Additionally, in July 2011, Mr. Morena was awarded fully vested stock options to purchase 30,000 shares of the Company’s Common Stock at an exercise price of $4.75 per share expiring in July 2016. Mr. Morena was also paid cash compensation of $15 thousand in 2011. Mr. Morena resigned as chief financial officer (“CFO”) in July 2011.

(4)	In July 2011, the Company entered into an arrangement with its new CFO that provides for the Company to pay cash compensation of $50 thousand per year and to grant the CFO quarterly five-year options to acquire 2,500 shares of Common Stock up to an aggregate of 10,000 shares vesting at the date of grant and exercisable at the market value at the date of grant. In July 2011 and October 2011, the Company awarded its new CFO options to acquire 2,500 shares of Common Stock at $4.51 and $3.90 per share, respectively. The options vested immediately and expire on July 22, 2016 and October 23, 2016, respectively.

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All compensation awarded to directors and executive officers are deliberated among, and approved by, the Compensation Committee and the Board. Except for our chief financial officer, we have no employment agreements or arrangements with our named executive officers. Messrs. Benjamin, Grushkin, Biele and Martin provide services on our behalf through the Manager and are compensated by the Manager out of the management fee paid by us to the Manager pursuant to the Management Services Agreement. We have an employment arrangement with Mary E. Paetzold, our CFO, hired in July 2011, which we have agreed to employ for a second term of one year at an annual base salary of $60,000, to be paid quarterly in installments of $15,000 and also granted a bonus of $12,500. In addition, at the beginning of each quarter, the Company grants to Ms. Paetzold 5,000 at the money stock options that vest immediately.

Director Compensation

We do not pay directors, who are also members of our Manager, any additional compensation for their service as a director. We do compensate our non-employee, independent directors for their service as a director. Below we show the compensation paid to our non-employee directors in fiscal 2011.

Fiscal 2011 Director Compensation Table

The following table shows the compensation paid to our non-employee directors for their Board service during the year ended 2011:

					Change in
					Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
	Paid in Cash (1)	Awards	Awards (2)	Compensation	Earnings	Compensation	Total
Fred Arena	$13,000	$-	$9,900	$-	$-	$-	$22,900
Mark Stephen Neuhof	$13,000	$-	$9,900	$-	$-	$-	$22,900
P.J. (Patrick James) Richardson	$13,000	$-	$9,900	$-	$-	$-	$22,900
William Martin (3)	$-	$-	$3,950	$-	$-	$27,050	$31,000

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(1) See below ”Cash Compensation of Board of Directors.”

(2) Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the determination of grant date fair value of option awards in accordance with FASB ASC Topic 718, see Note 3 of notes to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011.

(3) William C. Martin joined our board of directors in January 2010. RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Management, LLC, whose sole member is William C. Martin became a member of Specialty Metals Group Advisors LLC, the Manager, in March 2011. The other compensation represents his share of Specialty Metals Group Advisors LLC other compensation noted above under Compensation of Executive Officers.

Cash Compensation of Board of Directors

Each of the independent members of our Board will be paid such remuneration for their services as our Board may, from time to time, determine. Until otherwise determined, we anticipate paying each of our independent Board members $10,000 per year and $1,000 per meeting attended in person (including committee meetings). We will also reimburse the members of our Board for out-of-pocket expenses for attending such meetings, and all directors will participate in the indemnification arrangements described under the Management Services Agreement, as amended.

Director Equity Compensation

On January 31, 2008, we granted, subject to the completion of the IPO, 8,333 options to purchase Common Stock to each of our three independent directors. The options were fully vested and exercisable at $7.50 per share, upon the completion of the IPO in May 2011 and expire in May 2016. In 2010, we agreed to grant an additional 5,000 options to purchase Common Stock to each of our four nonexecutive directors, contingent upon the successful completion of the IPO. These options are exercisable at $4.50 per share, vested immediately with the closing of the IPO and expire on May 9, 2016. Effective with the IPO, our non-employee, independent directors participate in our 2008 Long-Term Incentive Compensation Plan, as amended. Directors are granted options to purchase 5,000 shares per annum of Common Stock pursuant to the 2008 Long-Term Incentive Compensation Plan. In June 2011, we granted 5,000 stock options to each of our three independent directors. The options are exercisable at $4.75 per share, vest immediately and expire in five years. William C. Martin joined our Board in January 2010. RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Management, LLC, whose sole member is William C. Martin became a member of Specialty Metals Group Advisors LLC, the Manager, in March 2011. As a result, William C. Martin no longer qualifies as an independent member of our Board. Because Mr. Martin was an independent director in 2010, he was granted stock options to purchase 5,000 shares of our Common Stock as described previously for the other independent directors in 2010.

Option Grants to Non-Employee Directors During 2011

During 2011, the following non-employee directors were granted options to purchase Common Stock under the 2008 Long-Term Incentive Compensation Plan:

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	Number of shares Underlying Option Grants	Grant Date	Exercise Price
Fred Arena	8,333	5/9/2011	$7.50
	5,000	5/9/2011	$4.50
	5,000	6/16/2011	$4.75
Mark Stephen Neuhof	8,333	5/9/2011	$7.50
	5,000	5/9/2011	$4.50
	5,000	6/16/2011	$4.75
P.J.(Patrick James) Richardson	8,333	5/9/2011	$7.50
	5,000	5/9/2011	$4.50
	5,000	6/16/2011	$4.75
William Martin	5,000	5/9/2011	$4.50

 Executive Officers Outstanding Equity Awards at 2011 Year End

The table below presents outstanding unexercised options, unvested stocks and equity incentive plan awards held by each of our executive officers for the year ended December 31, 2011:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Specialty Metals	155,000	0	0	4.50	11/23/14	0	0	0	0
Group	300,000	0	0	4.50	05/09/16
Advisors
LLC(1)
Alan C	51,666	0	0	4.50	11/23/14	0	0	0	0
Benjamin(1)	100,000	0	0	4.50	5//09/16	0	0	0	0
Ailon Z	51,666	0	0	4.50	11/23/14	0	0	0	0
Grushkin(1)	100,000	0	0	4.50	5/09/16	0	0	0	0
Richard A	51,666	0	0	4.50	11/23/14	0	0	0	0
Biele(1)	100,000	0	0	4.50	5/09/16	0	0	0	0
Richard T	50,000	0	0	7.50	5/09/16	0	0	0	0
Morena(2)	30,000	0	0	4.50	5/09/16	0	0	0	0
	30,000	0	0	4.75	6/13/16	0	0	0	0
Mary E	2,500	0	0	4.51	7/22/16	0	0	0	0
Paetzold(3)	2,500	0	0	3.90	10/23/16	0	0	0	0

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(1)	Upon the successful completion of the IPO, Specialty Metals Group Advisors LLC was granted 155,000 stock options that are exercisable at $4.50 per share, vested immediately upon the closing of the IPO and expire on November 23, 2014. Specialty Metals Group Advisors LLC also received 150,000 stock options in connection with the exchange of 75,000 shares of Common Stock on the IPO closing date and an additional 150,000 stock options received in connection with the exchange of our Note Payable on the IPO closing date. These 300,000 stock options are exercisable at $4.50 per share, vest immediately and expire on May 9, 2016. Alan C. Benjamin, Ailon Z. Grushkin, BRACK Advisors LLC, an entity controlled by Richard A. Biele, and RCM Indium LLC each own 25.00% of the Manager. However, RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Management, LLC, whose sole member is William C. Martin, does not have any ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC. Alan C. Benjamin, Ailon Z. Grushkin and BRACK Advisors LLC, an entity whose managing member is Richard A. Biele, each have beneficial ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC, as indicated above.

(2)	Mr. Morena was granted fully vested, five-year stock options to purchase 50,000 and 30,000 shares of our Common Stock at exercise prices equal to $7.50 and $4.50 per share of Common Stock, respectively, upon the completion of the IPO in May 2011. Additionally, Mr. Morena was awarded fully vested, five year stock options to purchase 30,000 shares of our Common Stock at $4.75 per share in July 2011.

(3)	In July 2011, we entered into an arrangement with Mary E. Paetzold (our CFO) that provides for us to grant her quarterly five-year options to acquire 2,500 shares of Common Stock vesting at the date of grant and exercisable at the market value at the date of grant. In July 2011 and October 2011, we awarded her options to acquire 2,500 shares of Common Stock at $4.51 and $3.90 per share, respectively. The options vested immediately and expire on July 22, 2016 and October 23, 2016, respectively.

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Equity Compensation Plans

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information with respect to our compensation plans under which equity compensation is authorized as of December 31, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	1,000,000	$4.87	370,001
Equity compensation plans not approved by security holders	-	-	-
Total	1,000,000	$4.87	370,001

2008 Long-Term Incentive Compensation Plan

In 2008, our Board adopted and our stockholders approved the 2008 Long-Term Incentive Compensation Plan. Under this plan, we may grant incentive stock options, non-qualified stock options restricted and unrestricted stock awards and other stock-based awards. The purpose of the 2008 Long-Term Incentive Compensation Plan is to provide an incentive to attract directors, officers, consultants, advisors and employees whose services are considered valuable to encourage a sense of proprietorship and to stimulate an active interest of such person in our development and financial achievements. As amended in July 2010, a maximum of 1,000,000 shares of Common Stock has been reserved for issuance under this plan. The plan expires on January 31, 2018. Our Board has authorized our Compensation Committee to administer our plan. In connection with the administration of our 2008 Long-Term Incentive Compensation Plan, the Compensation Committee, with respect to awards to be made to any person who is not one of our directors, will:

•	determine which employees and other persons will be granted awards under our 2008 Long-Term Incentive Compensation Plan;

•	grant the awards to those selected to participate;

•	determine the exercise price for options; and

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•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board as to:

•	which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;

•	the terms of proposed grants of awards to those selected by our Board to participate;

•	the exercise price for options; and

•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our 2008 Long-Term Incentive Compensation Plan must be approved by our Board. In addition, the Compensation Committee will:

•	interpret our 2008 Long-Term Incentive Compensation Plan; and

•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our 2008 Long-Term Incentive Compensation Plan.

Our Board may amend our Long-Term Incentive Compensation Plan at any time. However, without stockholder approval, our 2008 Long-Term Incentive Compensation Plan may not be amended in a manner that would:

•	increase the number of shares that may be issued under our 2008 Long-Term Incentive Compensation Plan;

•	materially modify the requirements for eligibility for participation in our 2008 Long-Term Incentive Compensation Plan;

•	materially increase the benefits to participants provided by our 2008 Long-Term Incentive Compensation Plan; or

•	otherwise disqualify our 2008 Long-Term Incentive Compensation Plan for coverage under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under our 2008 Long-Term Incentive Compensation Plan may not be impaired or affected by any amendment of our 2008 Long-Term Incentive Compensation Plan, without the consent of the affected grantees.

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Transferability

With the exception of Non-Qualified Stock Options, awards are not transferable other than by will or by the laws of descent and distribution. Non-Qualified Stock Options are transferable on a limited basis. Restricted stock awards are not transferable during the restriction period.

Change of Control Event

The 2008 Long-Term Incentive Compensation Plan provides that in the event of a change of control the Board shall have the discretion to determine whether, and to what extent to, accelerate the vesting, exercise or payment of an Award.

Termination of Employment/Relationship

Awards granted under our 2008 Long-Term Incentive Compensation Plan that have not vested will generally terminate immediately upon the grantee’s termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Board or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board or a committee of the Board determines to be advisable after the grantee’s employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee’s employment, twelve months after termination of the optionee’s employment due to disability and three years after termination of the optionee’s employment due to death. The Board or a committee of the Board may permit a deceased optionee’s stock options to be exercised by the optionee’s executor or heirs during a period acceptable to the Board or a committee of the Board following the date of the optionee’s death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, our 2008 Long-Term Incentive Compensation Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our 2008 Long-Term Incentive Compensation Plan, or our obligations with respect to awards outstanding under our 2008 Long-Term Incentive Compensation Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our 2008 Long-Term Incentive Compensation Plan is assumed, the stock issuable with respect to awards previously granted under our 2008 Long-Term Incentive Compensation Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the 2008 Long-Term Incentive Compensation Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF MARK STEPHEN NEUHOF, FRED ARENA AND PATRICK JAMES (P.J.) RICHARDSON TO SERVE AS CLASS I DIRECTORS ON THE COMPANY’S BOARD, TO HOLD OFFICE UNTIL THE 2014 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S INDEPENDENT Registered Public Accounting Firm FOR 2012

On October, 2011, the Audit Committee of the Board approved the appointment of the firm of KPMG LLP (“KPMG”) to serve as our independent registered public accountant for our year ending December 31, 2012. The independent registered public accountant’s report of KPMG on our consolidated financial statements for the year ended December 31, 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  In the event of a negative vote on this proposal by the stockholders, the Audit Committee may consider whether it is appropriate, either for this fiscal year or in the future, to consider the selection of other independent registered public accounting firms.

Audit Fees. The aggregate fees billed by KPMG for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2011 totaled $100,000.

Audit-Related Fees. The aggregate fees billed by KPMG for audit-related fees for the year ended December 31, 2011 was $18,000 including assurance and related services that are traditionally performed by the independent registered public accounting firm and included services relating to the issuance of consents for registration statements filed with the SEC.

Tax Fees. The aggregate fees billed by KPMG for professional services rendered for tax compliance, for the year ended December 31, 2011 was $10,000.

All Other Fees. None.

The Audit Committee of our Board has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, and other services provided by KPMG in 2011. Consistent with the Audit Committee’s responsibility for engaging our independent registered public accounting firm all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any audit-related services arising during the year that were not pre-approved by the Audit Committee. Any non-audit service must be approved by the full Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by KPMG.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure. None.

A representative of KPMG may attend the Meeting, may have the opportunity to make a statement should they desire to do so and may respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPROVAL OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT Registered Public Accounting Firm FOR THE YEAR ENDING DECEMBER 31, 2012.

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PROPOSAL 3

APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED COMMON STOCK, Par Value $0.001 PER Share, FROM 40,000,000 SHARES TO 25,000,000 SHARES.

Our Board has declared advisable, adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our Common Stock from 40,000,000 to 25,000,000.

On September 18, 2012, there were 8,832,301 shares of our Common Stock outstanding. In addition, an aggregate of 8,238,101 shares of Common Stock were reserved for issuance under our currently outstanding warrants to purchase Common Stock, Unit Purchase Options and in connection with our various employee benefit and compensation plans. This leaves 22,929,598 shares of Common Stock available for future use if the authorized number of shares of Common Stock remains at 40,000,000 and 7,929,598 shares of Common Stock available for future use if the authorized number of shares of Common Stock is reduced to 25,000,000.

Our Certificate of Incorporation also authorizes the issuance of 1,000,000 shares of preferred stock. On September 18, 2012, no shares of preferred stock were outstanding. The proposed amendment does not change the number of shares of preferred stock that we are authorized to issue.

Form of the Amendment

If stockholders approve this proposal, our Certificate of Incorporation will be amended to decrease the number of shares of Common Stock we are authorized to issue from 40,000,000 to 25,000,000. The par value of the Common Stock will remain at $0.001 per share. The amendment would amend the first sentence of, Article FOURTH of our Certificate of Incorporation to read in its entirety as follows:

“FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 26,000,000 shares, consisting of 25,000,000 (Twenty-Five Million) shares of Common Stock (the “Common Stock”), each of par value one-thousandths of one cent ($0.001) (the “Common Stock”), and 1,000,000 (One Million) shares of Preferred Stock, each of par value one-thousandths of one cent ($0.001) (the “Preferred Stock”).

The remaining text of Article FOURTH of our Certificate of Incorporation will remain unchanged.

Purpose of the Amendment

The Board is recommending this decrease in authorized shares of Common Stock primarily to give us the ability to reduce its annual franchise tax in the State of Delaware. Delaware franchise tax is calculated in accordance with either: (i) the authorized shares method or (ii) the assumed par value capital method. The “Authorized Shares Method” is calculated based on: (i) $75 for 1-5,000 shares; (ii) $150 for 5,001 – 10,000 shares; or (iii) $150 PLUS $75 for each additional 10,000 shares (or portion thereof) above 10,000 shares. The “Assumed Par Value Capital Method” is calculated based on all issued shares, authorized shares, and total gross assets in the following manner: (1) divide total gross assets by total issued shares (“Assumed Par Value”); (2) multiply Assumed Par Value by total authorized shares (“Assumed Par Value Capital”); and (3) the franchise tax is calculated at $350 per every $1,000,000 or portion thereof of Assumed Par Value Capital.

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We currently use the Authorized Shares Method to calculate our Delaware franchise tax. As of the date of this Proxy Statement, we would owe approximate $51,000 in franchise tax using the Authorized Shares Method. However, if the overall authorized capital is decreased, as proposed, our Delaware franchise tax would approximate $32,000.

The Board believes that if the amendment passes, we will still have 7,929,598 shares of Common Stock available for issuance in the future and the Board believes that such 7,929,598 shares is a sufficient amount of Common Stock authorized for the Company at this time. In the event we need to increase our authorized shares of Common Stock in the future, the Company’s Certificate of Incorporation may be amended to increase the number of authorized shares of Common Stock.

Effectiveness of the Amendment and Vote Required

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. The adoption of this amendment requires the approval of a majority of the holders of the Company’s outstanding shares of Common Stock entitled to vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

[Remainder of this page intentionally left blank.]

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board.

Other Business

The Company’s Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 18, 2012 for: (i) each of our directors; (ii) each of our executive officers; (iii) all of our directors and executive officers as a group; and (iv) all persons, to our knowledge, are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name. Percentage ownership is based on 8,832,301 shares of Common Stock outstanding on September 18, 2012.

	Number of	Percentage of
Name of Beneficial Owners (1)(2)	shares	common stock
5% Stockholders
Specialty Metals Group Advisors LLC (3)(4)(14)	530,000	5.71%
Raging Capital Management LLC(11)	5,934,684	54.95%
Raging Capital Fund L.P.(11)(12)	2,118,583	21.78%
Raging Capital Fund QP, L.P.(11)(13)	3,816,101	38.52%
Anchorage Capital Group, LLC (15)	1,200,000	12.72%
Talara Capital Management, LLC (16)	1,354,700	14.29%

Executive Officers and Directors
Alan Benjamin (4)(7)	265,890	2.95%
Ailon Z. Grushkin (4)(8)	409,392	4.50%
Richard A. Biele (4)(9)	227,834	2.53%
Mary E. Paetzold (5)	15,000	*
William Martin (10)(14)	5,953,740	55.07%
P.J. (Patrick James) Richardson (6)	32,389	*
Fred Arena (6)	18,333	*
Mark Stephen Neuhof (6)	18,333	*

All officers and directors as a group (8 persons)(4)(5)(6) (7)(8)(9)(10)	6,940,911	60.28%

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*	represents less than 1.0%

(1)	Unless otherwise indicated, the address of each person is SMG Indium Resources, Ltd.100 Park Ave., Suite 16, New York, New York 10017.

(2)	Unless otherwise indicated, all ownership is direct beneficial ownership.

(3)	Includes 455,000 shares that may be acquired upon the exercise of options to purchase Common Stock.

(4)	Messrs. Benjamin, Grushkin, and BRACK Advisors LLC, a New Jersey limited liability company, whose managing member is Richard A. Biele, may be deemed to beneficially own the shares owned by Specialty Metals Group Advisors by virtue of their respective ownership and control of Specialty Metals Group Advisors LLC. However, RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Management, LLC, whose sole member is William C. Martin, does not have any ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC.

(5)	Includes 15,000 shares that may be acquired upon the exercise of options to purchase Common Stock.

(6)	Includes 18,333 shares that may be acquired upon the exercise of options to purchase Common Stock granted to each of the independent directors.

(7)	Includes 151,666 shares that may be acquired upon the exercise of options to purchase Common Stock held by Specialty Metals Group Advisors LLC and 38,112 shares that may be acquired upon the exercise of Common Stock purchase warrants.

(8)	Includes 111,363 shares and 111,363 shares that may be acquired upon the exercise of Common Stock purchase warrants held by the AZG Tangible Assets Fund LLC and A.Z.G. Capital Corp. Profit Sharing Plan. Ailon Z. Grushkin is the Managing Member of the Managing Member of AZG Tangible Assets Fund LLC and retains 100% equity ownership in the Managing Member. Ailon Z. Grushkin is the sole beneficiary of A.Z.G. Capital Corp. Profit Sharing Plan. Also includes 151,666 shares that may be acquired upon the exercise of options to purchase Common Stock held by Specialty Metals Group Advisors LLC.

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(9)	Includes 14,056 shares and 14,056 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Richard A. Biele IRA and 9,000 shares held by BRACK Advisors LLC, a New Jersey limited liability company whose managing member is Richard A. Biele and 151,666 shares that may be acquired upon the exercise of options to purchase Common Stock held by Specialty Metals Group Advisors LLC.

(10)	Includes 5,000 shares that may be acquired upon the exercise of options to purchase Common Stock. Includes 7,028 shares and 7,028 shares that may be acquired upon exercise of Common Stock purchase warrants held by William C. Martin SEP IRA, over which Mr. Martin, as a director of the Company and a member of the Manager through his control of RCM Indium LLC, has voting and investment control. Includes 3,967,542 shares and 1,967,342 shares that may be acquired by the exercise of Common Stock purchase warrants held by Raging Capital Fund QP, LP and Raging Capital Fund, LP. William C. Martin is the Managing Member of Raging Capital Management, LLC the General Partner of Raging Capital Fund QP, LP and Raging Capital Fund, LP. William C. Martin retains 100% equity ownership in Raging Capital Management, LLC.

(11)	Includes 3,967,342 shares and 1,967,342 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Raging Capital Fund QP, LP and Raging Capital Fund, LP. Raging Capital Management, LLC is the General Partner of Raging Capital Fund QP, LP and Raging Capital Fund, LP.

(12)	Includes 892,958 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Raging Capital Fund, LP.

(13)	Includes 1,074,384 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Raging Capital Fund QP, LP

(14)	RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Management, LLC, whose sole member is William C. Martin, a member of our Board owns 25% of Specialty Metals Group Advisors LLC. However, RCM Indium, LLC does not have any ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC.

(15)	Includes 600,000 shares of Common Stock, based on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012 by Anchorage Capital Group, L.L.C. Also Includes 600,000 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Anchorage Capital Group, L.L.C.

(16)	Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012 by Talara Capital Management, LLC. Also based on Form 4's filed with the Securities and Exchange Commission on April 2, 2012 and May 3, 2012 by Talara Capital Management, LLC. Includes 650,600 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Talara Capital Management, LLC.

Certain Relationships and Related Transactions

The following is a description of the transactions we have engaged in during the year ended December 31, 2011, with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates.

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On February 8, 2010, we entered into a Common Stock for option exchange with the Manager where upon consummation of our IPO (which closed in May 2011), 75,000 shares of Common Stock owned by the Manager were automatically converted into 150,000 Common Stock options exercisable at $4.50 per common share until May 2016. As a result of the exchange, the Manager currently holds 75,000 shares of Common Stock.

On May 10, 2011, we entered into an Amended and Restated Management Services Agreement with the Manager to govern the management and operations of our company. See ‘‘Management of SMG Indium Resources Ltd. — Management Services Agreement.’’ The members of our Manager are as follows: Ailon Z. Grushkin, our president; BRACK Advisors LLC, a New Jersey limited liability company, with the managing member being Richard A. Biele, our chief operating officer; Alan C. Benjamin, our chairman and chief executive officer and RCM Indium LLC, a Delaware limited liability company, whose members include Raging Capital Management, LLC, with the sole member being William C. Martin, our director. Specialty Metals Group Advisors LLC is managed by Ailon Z. Grushkin. Pursuant to this agreement the Manager fees during the year ended December 31, 2011 approximated $0.4 million.

On January 8, 2008, we entered into a revolving line of credit with the Manager in the aggregate amount of $0.3 million. The revolving line of credit was used to fund the deferred offering costs incurred by us in connection with our IPO. We borrowed approximately $0.3 million under the revolving line of credit. The revolving line of credit was unsecured and bore interest at the rate of 6.0% per annum. The loan was settled upon the consummation of the Company’s IPO in May 2011. Approximately $0.3 million of principal due plus accrued and unpaid interest under such revolving line of credit was automatically converted into 150,000 five-year options to purchase shares of Common Stock, at an exercise price of $4.50 per share.

In 2008, we agreed to grant 8,333 options to purchase Common Stock to each of our three independent directors and 50,000 options to Richard Morena, our former CFO, contingent upon the successful completion of the IPO. In May 2011, such options were granted upon the closing of the IPO. The options are exercisable at $7.50 per share, vested immediately with the closing of the IPO and expire on May 9, 2016. On June 5, 2009, in connection with his work for us since inception, we awarded 5,000 shares of Common Stock to Mr. Morena.

In 2010, we agreed to grant an additional 5,000 options to purchase Common Stock to each of our four non-executive directors and 30,000 options our former chief financial officer, contingent upon the successful completion of the IPO. In May 2011, such options were granted upon the closing of the IPO. The options are exercisable at $4.50 per share, vested immediately with the closing of the IPO and expire on May 9, 2016.

On May 10, 2011 upon the closing of our IPO, we granted to the Manager 155,000 five-year stock options, exercisable at $4.50 per share. In June 2011, we awarded (1) 22,000 fully-vested restricted shares of Common Stock to the Manager resulting in non-cash compensation expense of approximately $0.1 million based on the fair value at the time of the awards and (2) $0.1 million in a cash bonus.

In June 2011, we granted an additional 5,000 stock options to each of our three independent directors and 30,000 options to our former CFO. The options are exercisable at $4.75 per share, vest immediately and expire in five years. In July 2011 and October 2011, we awarded its new CFO options to acquire 2,500 shares of Common Stock at $4.51 and $3.90 per share, respectively. The options vested immediately and expire on July 22, 2016 and October 23, 2016, respectively.

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We recorded non-cash officers’ and directors’ compensation expense aggregating approximately $0.1 million for the above stock options during the year ended December 31, 2011.

On March 8, 2011, RCM Indium, LLC, a Delaware limited liability company, with the members include Raging Capital Management, LLC, with the sole member being William C. Martin, our director, became a member of Specialty Metals Group Advisors LLC, our Manager. RCM Indium, LLC does not have any ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC. RCM Indium, LLC shares in our Manager’s compensation. Raging Capital Management, LLC and its affiliates is our largest stockholder.

On January 5, 2012, we closed a private placement of an aggregate of 2.0 million shares of our Common Stock at $3.75 per share to two accredited investors, Raging Capital Fund, L.P. and Raging Capital Fund (QP), L.P., for an aggregate purchase price of $7.5 million. Raging Capital Management, LLC is the general partner of Raging Capital Fund, L.P. and Raging Capital Fund (QP), L.P., respectively, and collectively, the entities represent the our largest stockholder(s). Such entities are affiliated and controlled by William C. Martin, our director and member of our Manager. We intends to use 85% of the gross proceeds, or approximately $6.4 million, from such transaction to purchase and stockpile the metal indium and 15% of the gross proceeds, or approximately $1.1 million, for general corporate purposes.

We believe that all of the transactions above were made on terms no less favorable to us than could have been obtained from unaffiliated third-parties. We will not engage in any transactions with our officers, principal stockholders, or affiliates involving purchasing, lending, or selling indium to or from us, except pursuant to the terms of our Management Services Agreement.

Traxys Projects LP, 100% owned by Traxys S.a.r.l and its wholly owned subsidiary, Traxys North America LLC, and Traxys Commodity Fund LP each invested $0.5 million in our 2009 Private Placement. This represents beneficial ownership in our Company by entities affiliated with Traxys North America LLC of 15.2% prior to our IPO, 4.3% after the IPO, and 3.2% after the 2012 Private Placement assuming they did not purchase or sell any shares in the open market since the IPO closed. We purchased an aggregate of 7.2 metric tons of indium, approximately 78.2% of our indium stockpile at that time from Traxys North America LLC utilizing proceeds from the 2009 private placement in which we expended approximately $4.6 million between December 2009 and March 2010 in 21 separate purchase orders. Traxys North America LLC is an established and reputable indium supplier. We did not and do not have any outstanding special agreements or arrangements with Traxys S.a.r.l or any of its subsidiaries including its wholly owned subsidiary, Traxys North America LLC.

Conflicts of Interest

None of our officers and directors are required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities. In the course of their other business activities, our officers and directors may become aware of investment and business opportunities that may be appropriate for presentation to us as well as the other entities with which they are affiliated. They may have conflicting fiduciary duties in determining to which entity a particular business opportunity should be presented. Our officers and directors currently are, and may in the future become affiliated with additional entities that are, engaged in business activities similar to those intended to be conducted by us and, accordingly, may have conflicts of interest in determining to which entity a particular business opportunity should be presented. Such officers and directors may become subject to conflicts of interest regarding us and other business ventures in which they may be involved, which conflicts may have an adverse effect on our ability to purchase, hold and sell indium.

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We have not adopted a policy that expressly prohibits our directors, officers, securityholders or affiliates from having a direct or indirect pecuniary interest in any investment to be acquired or disposed of by us or in any transaction to which we are a party or have an interest. Nor do we have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by us. Accordingly, such parties may have an interest in certain transactions in which we are involved, and may also compete with us.

Our Manager is responsible for negotiating, purchasing and stockpiling indium on our behalf. The management fee paid by us to the Manager is dependent on our NMV. In the event we raise additional capital or conduct future offerings, there is a risk that the Manager may value its own interest in the management fee more than the interest of our public stockholders, resulting in a conflict of interest, which may not necessarily be resolved in the best interest of our public stockholders.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity with respect to the above-listed criteria. There is no assurance that any of the above mentioned conflicts will be resolved in our favor.

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Deadline for Submission of Stockholder Proposals for 2013 Annual Meeting of Stockholders

Stockholders may present proposals intended for inclusion in our proxy statement for our 2013 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company on or before March 5, 2013, and otherwise in compliance with, applicable SEC regulations, and the Company’s Amended and Restated Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2013 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Richard Biele. Mr. Biele will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2011 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Richard Biele, Chief Operating Officer and Secretary of the Company, at (212) 984-0635.

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SMG Indium Resources Ltd.

100 Park Avenue, 16th Floor

New York New York 10017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS AILON Z. GRUSHKIN AND RICHARD A. BIELE, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF SMG INDIUM RESOURCES LTD. HELD OF RECORD BY THE UNDERSIGNED ON September 18, 2012, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON Monday, November 5, 2012, OR ANY ADJOURNMENT THEREOF.

1. Reelection of Fred Arena, Mark Stephen Neuhof and Patrick James (P.J.) Richardson as Class I Directors, to hold office until the 2014 Annual Meeting of Stockholders or their successors are elected and qualified or until their earlier resignation or removal.

☐	FOR ALL THE NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL THE NOMINEES
☐	FOR ALL EXCEPT (see instructions)

☐ Fred Arena	☐ Mark Stephen Neuhof	☐ Patrick James (P.J.) Richardson

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To approve the adoption of an amendment to the Company’s Certificate of Incorporation to decrease the authorized number of shares of common stock, par value $0.001 per share, from 40,000,000 shares to 25,000,000 shares;

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the Class I Director nominees and all other proposals described on this card. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment of the meeting.

Signature of Stockholder(s)

Date

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.